UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1175 Lancaster Avenue, Suite 200, Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY NOTE

This Form 8-K/A, Amendment No. 1 (this “Amendment”), is being filed to amend and supplement the Current Report on Form 8-K filed by JetPay Corporation (the “Company”) with the Securities and Exchange Commission on June 6, 2016 (the “Initial Form 8-K”) regarding the Company’s acquisition of CollectorSolutions, Inc. pursuant to that certain Agreement and Plan of Merger, dated February 22, 2016, by and among the Company, CollectorSolutions, Inc. and the other parties thereto.

This Amendment No. 1 amends the Initial Form 8-K to include the financial statements and pro forma financial statements required by Items 9.01(a) and (b) of Form 8-K. No other modification of the Initial Form 8-K is being made by this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of CollectorSolutions, Inc., including the balance sheets as of December 31, 2015 and 2014 and the related statements of income, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2015 and 2014 and notes thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of CollectorSolutions, Inc., including the balance sheets as of March 31, 2016 and 2015, and the related statements of income, changes in stockholders’ deficit, and cash flows for the three-month periods ended March 31, 2016 and 2015 and the notes thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial statements of the Company, including the balance sheet as of March 31, 2016, and the related unaudited pro forma statements of operations for the three-month period ended March 31, 2016 and the year ended December 31, 2015, and the notes thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accounting Firm.

99.1	The audited financial statements of CollectorSolutions, Inc., including the balance sheets as of December 31, 2015 and 2014 and the related statements of income, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2015 and 2014 and the notes thereto.

99.2	The unaudited financial statements of CollectorSolutions, Inc., including the balance sheets as of March 31, 2016 and 2015, and the related statements of income, changes in stockholders’ deficit, and cash flows for the three-month periods ended March 31, 2016 and 2015 and the notes thereto.

99.3	The unaudited pro forma combined financial statements of JetPay Corporation, including the balance sheet as of March 31, 2016, and the related unaudited pro forma statements of operations for the three-month period ended March 31, 2016 and the year ended December 31, 2015 and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2016
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accounting Firm.

99.1	The audited financial statements of CollectorSolutions, Inc., including the balance sheets as of December 31, 2015 and 2014 and the related statements of income, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2015 and 2014 and the notes thereto.

99.2	The unaudited financial statements of CollectorSolutions, Inc., including the balance sheets as of March 31, 2016 and 2015, and the related statements of income, changes in stockholders’ deficit, and cash flows for the three-month periods ended March 31, 2016 and 2015 and the notes thereto.

99.3	The unaudited pro forma combined financial statements of JetPay Corporation, including the balance sheet as of March 31, 2016, and the related unaudited pro forma statements of operations for the three-month period ended March 31, 2016 and the year ended December 31, 2015 and the notes thereto.